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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of Report: February 2, 1998


                            APS HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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
            DELAWARE                               0-22318                        76-0306940
(State or Other Jurisdiction of             (Commission File Number)           (I.R.S. Employer
Incorporation or Organization)                                                 Identification No.)
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                    15710 JOHN F. KENNEDY BLVD., SUITE 700
                          HOUSTON, TEXAS 77032-2347
                   (Address of Principal Executive Offices)


                                (713) 507-1100
             (Registrant's telephone number, including area code)




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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

On February 2, 1998, APS Holding Corporation and its direct and indirect subsidiaries ("the Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States District Court for the District of Delaware. The bankruptcy case of the Company is assigned to the Honorable Peter J. Walsh and designated as Case No. 98-197.

On February 2, 1998, the United States Bankruptcy Court ("Bankruptcy Court") for the District of Delaware approved a number of motions filed on February 2, 1998, including approval on an interim basis of a $100 million debtor in possession (DIP) financing with a syndicate of bank lenders led by The Chase Manhattan Bank. The Bankruptcy Court has authorized the Company to borrow up to $45 million immediately under the $100 million DIP facility. A final hearing to consider approval of the DIP Facility is scheduled for February 20, l998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

99.1    Press Release issued by the Company on February 2, 1998.

99.2    Press Release issued by the Company on February 3, 1998.

99.3 Interim Order (I) authorizing secured postpetition financing on a superpriority basis pursuant to 11 U.S.C. Section 364, (II) authorizing use of cash collateral pursuant to 11 U.S.C. Section 363, (III) granting adequate protection pursuant to 11 U.S.C. Sections 363 and 364, and (IV) scheduling a final hearing pursuant to bankruptcy rule 4001(C).




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                APS HOLDING CORPORATION



Date:    February 13, 1998                       By: /s/ Bettina M. Whyte
                                                    ----------------------------
                                                    Bettina M. Whyte, President
                                                    and Chief Executive Officer



Date:    February 13, 1998                       By: /s/ John L. Hendrix
                                                    ----------------------------
                                                    John L. Hendrix, Senior Vice
                                                    President and Chief
                                                    Financial Officer
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                               INDEX TO EXHIBITS


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Exhibit
Number          Description
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
 99.1           Press release issued by the Company on February 2, 1998

 99.2           Press release issued by the Company on February 3, 1998

 99.3 Interim Order (I) authorizing secured postpetition financing on a superpriority basis pursuant to 11 U.S.C. Section 364, (II) authorizing use of cash collateral pursuant to 11 U.S.C.
                Section 363, (III) granting adequate protection pursuant to 11 U.S.C. Sections 363 and 364, and (IV) scheduling a final hearing pursuant to bankruptcy rule 4001(C).
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